SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
  (Amendment No.)

Filed by the Registrant (x)

Filed by a Party other than the Registrant ()

Check the appropriate box:
()  Preliminary Proxy Statement
()  Confidential, for Use of the Commission Only (as permitted by Rule 14a6
    (e)(2)
(x) Definitive Proxy Statement
()  Definitive additional Materials
()  Soliciting Material Pursuant to a240.14a-11(c)or a240.14a-12

(Name of Registrant as Specified In Its charter):    REALCO, INC.

(Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (check the appropriate Box):

(x) No fee required.

()  Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

1) Title of each class of securities to which transaction applies: No Par Value Common Stock and Classes A and B Preferred Stock

2) Aggregate number of securities to which transaction applies: 3,099,347 shares

3) Per unit price of other underlying value of transaction computed pursuant to forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee Paid:

() Fee paid previously with preliminary meaterials.
() Check  box  if any  part  of the  fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previosly Paid:
 ..............

2) Form, Schedule or Registrantion statement No.
 ..............

3) Filing Party:
 ..............

4) Date Filied:
 ..............

(Fover Page to Schedule 14A amended in Release No. 34-37692 (par.85,845), effective October 7, 1996, 61 F.R. 49957.)




                       PROXY STATEMENT
                               AND
            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                  To be held on March  5, 1998

The Annual Meeting of Shareholders of REALCO, INC. ( the "Company") will be held on March 5, 1998, in the Surrey Room of the Warwich Hotel, 65 West 54th Street at the Avenue of the Americas, New York New York 10019, at 9:00 a.m., New York time, to act upon the following:

     (1)  To elect seven Directors, and
     (2) To consider such other business as may properly come before the Annual Meeting.

Details relating to the above matters are set forth in the attached Proxy Statement. The Board of Directors is not aware of any other matters to come before the Annual Meeting. Only shareholders of record at the close of business on January 15, 1998, are entitled to vote at the Annual Meeting. Shares cannot be voted unless a signed proxy is provided or other arrangements are made to have the shares represented at the Meeting.

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY. REALCO, INC. HAS FURNISHED FOR YOUR CONVENIENCE A
PRE-ADDRESSED, STAMPED ENVELOPE. PLEASE MAIL IN YOUR PROXY TODAY. YOUR PROMPT RETURN OF THE ENCLOSED PROXY WILL SAVE REALCO THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM AT THE ANNUAL MEETING.


                                   Sincerely,

                                   s/Melvin A. Hardison
                                   ________________________
                                   MELVIN A. HARDISON, Secretary


Albuquerque, New Mexico, January 19, 1998.



                         PROXY STATEMENT

                          REALCO, INC.
          1650 University Boulevard, N.E., Suite 5-100
                  Albuquerque, New Mexico 87102

                 PERSONS MAKING THE SOLICITATION

The Board of Directors (the "Board") of REALCO, INC. (the "Company") solicits the enclosed proxy for use at the Annual Meeting of Shareholders of the Company, to be held in the Surrey Room of the Warwick Hotel, 65 West 54th Street at the Avenue of the Americas, New York, New York 10019, at 9:00 a.m., New York time and at any postponement(s) or adjournment(s) of the Annual Meeting.

                     METHOD OF SOLICITATION

Solicitation will be made primarily by mail, commencing on or about January 15, 1998, but may also be made by telephone or oral communications by directors, officers and employees of the Company.

                PROXIES AND VOTING AT THE MEETING

A majority of the outstanding shares of the Company's No Par Value Stock and Voting Preferred Stock, counted in the aggregate, must be represented in person, or by proxy at the Annual Meeting in order to hold the Annual Meeting. Only shareholders of record at the close of business on January 15, 1998, are entitled to vote at the Annual Meeting. Shareholders are encouraged to sign and return their proxies promptly, indicating the manner in which they wish their shares to be voted. The proxy agents will vote the shares represented by the proxies according to the instructions of the persons giving the proxies. Unless other instructions are given, votes will be cast in the proxy's discretion:

1. For the election of the seven nominees for Director presented later in this Proxy Statement.

     To be elected as a director, a nominee must receive the votes of a majority of the shares represented at the Meeting (counting No Par Value Stock and Voting Preferred Stock in the aggregate). If no candidate receives a majority, the incumbent Director in that seat will remain on the Board. If, for any reason any of the nominees become unavailable for election, which the Board does not anticipate, the proxies will be voted for a substitute nominee to be designated by the Board.

2.    In  the Proxy's discretion on the transaction of such other
business as may properly come before the     Annual    Meeting or
any postponement(s) or adjournment(s) of the Annual Meeting.

     To   be  passed,  any  other  item  that  comes  before  the
     shareholders must also receive the affirmative vote of a majority of the votes cast in person and by proxy at the meeting.

Election inspectors will be appointed at the meeting. Such Inspectors will determine the validity of proxies and will receive, canvas and report to the meeting the votes cast by the shareholders on each item brought before the shareholders for vote. No shares of the Company's Common Stock or Voting Preferred Stock can be voted by any person who is not the record owner or voting under authority granted by the record owner. All returned proxies are counted toward the required quorum or the required percentages of shares present at the meeting for election of directors . If any shareholder returns a proxy without indicating his directions whether the proxy should be voted for or against any item or voted for or withheld from voting on any item, the proxy will be voted by the proxy agents for management's nominees for director and in the agent's discretion on any other matter coming before the meeting.


Any Shareholder returning a proxy has the power to revoke that proxy at any time before it is voted, by delivery of a written notice of revocation, signed by the shareholder, to the Secretary of the Company; by delivery of a signed proxy bearing a later date; or by attending the Annual Meeting and voting in person. Any proxy which is not revoked will be voted at the Meeting.

In accordance with Company bylaws, the Annual Meeting will be conducted in accordance with an agenda which will be conspicuously posted at the Annual Meeting. Participation at the Meeting will be encouraged but will be limited to shareholders and holders of valid proxies for shareholders. The Meeting will start promptly at 9:00 a.m, New York time

                      ELECTION OF DIRECTORS

At the Annual Meeting, the shareholders will elect seven Directors to each serve until the next annual or special meeting of shareholders at which directors are elected. The Board of Directors of the Company has nominated James A. Arias, Bill E. Hooten, Arthur W. Schwartz, Marshall Blumenfeld, Jeffrey S. Silverman, Martin S. Orland and Noel Zeller as Management's candidates for the seven seats. Each of these individuals is a current Director. Each of the Company's nominees has consented to be nominated and to serve if elected. Certain Directors are identified below as members of the Company's Audit Committee.

To  be elected, each nominee must receive a majority of the votes
cast,   in  person  or  by  proxy,  at  the  Annual  Meeting   of
Shareholders.

               MANAGEMENT'S  NOMINEES FOR DIRECTOR

JAMES A. ARIAS, who has served as the Company's President, Chief Executive Officer and a Director since its formation in September 1983. From 1975 to September of 1983, he was a partner of James Bentley & Associates, a financial consulting and real estate syndication firm in Albuquerque, New Mexico, which was merged into and became a division of Financial Services Group, Inc., a New Mexico corporation, of which Mr. Arias is President and a controlling shareholder. Since 1984, he has served as Manager of S&H Brokerage Inc., N.M., an insurance broker in Albuquerque, New Mexico, which during the fiscal year became a 49.99% Company subsidiary. From 1987 to July 1993, he served as President and a Director of Valiant International, Inc., an aircraft acquisition and servicing company. Since June 1995, he has served as interim sole Director of Arinco Computer Systems Inc., a publicly traded New Mexico corporation that currently has no active operations. In August, 1997, at the time when the Company acquired a shareholding interest in Miller and Schroeder Financial, Inc., a broker dealer headquartered in Minneapolis, Minnesota Mr. Arias became a Director of that Company. Mr. Arias is also a Director of Quatro, Inc., a New Mexico electronics company. Both Miller and Schroeder and Quatro, Inc. are privately held corporations. Mr. Arias will devote substantially all of his time to the affairs of the Company.

BILL E. HOOTEN, who served as an Executive Vice President and a Director of the Company since March 31, 1995. From inception to August 1995, Mr. Hooten served as the President and a Director of the Company's predecessor Old Realco. He currently serves as a Director and Chairman of the Finance and Real Estate Committees of Presbyterian Health Care Services, headquartered in Albuquerque.

ARTHUR A. SCHWARTZ, who has served as a Director of the Company since November, 1994. For more than the past five years Mr. Schwartz has been, and currently is, an owner/manager of S&H Insurance Brokerage, Inc., of N.Y., an insurance broker located in New York, New York. S&H Insurance Brokerage, Inc., of N.Y., is a 50.01% owner of S&H Insurance Brokerage, Inc. N.M., an insurance brokerage company located in Albuquerque, New Mexico.

MARSHALL BLUMENFELD, who has served as a Director of the Company since its formation in September 1983. Since 1963, Mr. Blumenfeld has been engaged in the private practice of law in New York, New
York, until 1997 when he retired from the practice.

JEFFREY S. SILVERMAN, has served as a Director of the Company since October 5, 1995. In 1997 Mr. Silverman became an owner and the Chairman of LTS Capital Partners, LLC, a private investment corporation. Mr. Silverman served as the Chief Executive Officer and a Director of Ply Gem Industries, Inc., a company listed on the New York Stock Exchange, from 1984 until 1997. From April 1990 to April 1994, Mr. Silverman was a member of the Board of Governors of the American Stock Exchange.

MARTIN S. ORLAND, was first elected to the board by the shareholders on March 21, 1997. He served for more than the past 5 years as President of Fortis Private Capital, Inc., a Delaware corporation that conducted a private venture capital investment business in New York, New York. During the same period, Mr. Orland was the Executive Vice President of Fortis Advisors, Inc., A Delaware corporation, that conducted investments in commercial real estate and mortgages in New York, New York. Both of these corporations are subsidiaries of Fortis, Inc., which is a subsidiary of a Dutch holding company. From April, 1993, through August 1996, Mr. Orland was a director of Financing for Science International, Inc., a publicly traded corporation, and since November of 1996 has served a director of Continental Bank, a publicly traded financial institution. In 1997, Mr. Orland became a director of Quatro, Inc., a New Mexico based electronics company.

NOEL ZELLER, was first elected to the board by the shareholders on March 21, 1997. Mr. Zeller is the founder and owner of Zelco Industries, Inc., a New York consumer products manufacturing corporation, and for more than the past five years has served as the President of that corporation. He is also the owner-manager of Zeller Properties LLC, a New York corporation which is a real estate investing company.

These nominees are the Company's current board of directors and each has agreed to continue to serve as a Company Director if reelected by the Shareholders.

All directors hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified. Executive officers of the Company are appointed by, and serve at the discretion of, the Board of Directors. Directors are not currently paid fees for attending directors' meetings, but the Company reimburses directors for out-of-pocket expenses incurred in attending board meetings.

The Executive Officers and the Directors of the Company are:

     Name                      Age          Position

     James A. Arias (2)         59     President,CEO and Director
     Bill  E. Hooten            61     Executive Vice President and Director
     Melvin A. Hardison         68     Secretary/Treasurer
     Arthur A. Schwartz         57     Director
     Marshall Blumenfeld(1)     63     Director
     Jeffrey S. Silverman (2)   52     Director
     Martin S. Orland(1)(2)     61     Director
     Noel Zeller(1)             61     Director
 ___________________________________________________________________________
     (1)Stock Option Committee member.
     (2)Audit Committee member.

Background  information for executive officers who are  not  also
Directors is as follows:

MELVIN A. HARDISON has served as the Secretary and Treasurer of the Company since March 31, 1995. For more than the last five years, Mr. Hardison served as the Vice President and Treasurer of Old Realco.


Employment Agreements

In March 1995, at the time of the Company's reorganization, Mr. Hooten and the Company entered into a five-year employment agreement pursuant to which Mr. Hooten serves as the Company's Executive Vice President. The Company pays Mr. Hooten an annual salary of $120,000 per year.

On March 14, 1995, the Company entered into a three-year employment agreement with Mr. Melvin A. Hardison, the Company's
Treasurer and Secretary, that provides he will be paid an annual salary of $68,250.

         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock and Preferred Stock ("Voting Shares") as of January 19, 1998. The Preferred Stockholders have voting rights identical to the Common Stockholders. The Preferred Stockholders have the right to convert all or any portion of their Preferred Stock to Common Stock. The following table assumes the conversion of all outstanding shares of Preferred Stock into Common Stock, and sets forth the identity of (i)each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Voting Shares, (ii) each director, and (iii) all officers and directors as a group. Except as otherwise indicated, each of the shareholders listed in the table or included within a group listed in the table possesses sole voting and investment power with respect to the Voting Shares indicated.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                                        Shares          Percent of
Name and Address                     Beneficially    Owned Outstanding
                                                       Voting Shares

Financial Services Group, Inc.(1)       650,000            20.97%
1650 University Blvd., NE, Suite 5-100
Albuquerque, NM 87102

James A. Arias(1)                       650,000            20.97%
1650 University Blvd., NE, Suite 5-100
Albuquerque, NM 87102

Nortek, Inc.(2)                         200,000             6.45%
50 Kennedy Plaza
Providence, RI 02903

Arthur A. Schwartz (7)                   35,000             1.13%
401 East 80th Street
New York, NY 10021

Marshall Blumenfeld (7)                  27,500               *
2450 Northeast 135th Street, Apt. 803
North Miami, FL 33181

Bill E. Hooten(3)(4)(5)                 270,714             8.74%
2033 Wyoming, NE
Albuquerque, NM 87112


MLPF&S CUST EPO(3)(4)                    57,855             1.87%
Bill E. Hooten IRRA FBO
Bill E. Hooten

Bill E. Hooten and
Phyllis S. Hooten(3)(5)                 212,859             6.87%
Revocable Trust UTA
2033 Wyoming, NE
Albuquerque, NM 87112

Jeffrey S. Silverman(7)                  15,000                *
777 Third Ave.
New York, New York 10017

Martin S. Orland(7)                       1,650                *
52 Centerville Rd.
Holmdel, New Jersey 07733

Noel Zeller(7)                           35,000              1.13%
3 Justin Road
Harrison, New York 10528

Deleware Charter Guarantee               24,714                *
Trust Co. TTEEBFO (3)(6)
Melvin A. Hardison ISERP
P.O. Box 8963
Wilmington, Deleware 19899

All Executive Officers
and  Directors as a Group(5)(7)       1,059,578             34.19%
___________
*   less than 1%


1. Financial Services, Inc. is the registered holder of the shares. Mr. James A. Arias, the President, Chief Executive Officer and Chairman of the Board of the Company, is the sole Director and President of Financial Services Group, Inc. and is the beneficial holder of such shares.

2. Mr. Jeffrey S. Silverman, a director of the Company, was the Chairman of the Board of Directors and Chief Executive Officer of Ply Gem Industries, Inc., which was sold to Nortek, Inc. during the year. As a result of the purchase, shares formerly owned by Ply Gem, Inc. became owned by Nortek, Inc. Mr. Silverman has no association with Nortek, Inc. in any capacity.

3. The Series "A" and Series "B" shares have one vote on all matters that may come before a meeting of shareholders. Upon the Offerings being declared effective by the SEC, the holders of the Series "A" and "B" Preferred Shares have the right to convert at any time their Preferred Shares to Common Stock.

4. The trust was established for the benefit of Bill E. Hooten and was established as a Roll Over account,to accept the Series A preferred Shares previously held in the Realco, Inc. Stock Bonus Trust, Bill E. Hooten, Trustee, for the benefit of Bill E. Hooten. Mr. Hooten as Trustee, has voting and investment power over such shares.

5.    Mr. Hooten, an officer and director of the Company, has the
  right   to  convert  Series A and B  Shares  into up to 390,102
  shares of Company's Common Stock over which he has the right to exercise voting and investment power.

6. The trust is an HR-10 Plan for the benefit of Melvin A. Hardison and accepted as a "Roll Over" account. The Series A preferred shares were previously held in the Realco, Inc. Stock Bonus Trust for the benefit of Mr. Hardison. Prior to the distribution from the Stock Bonus Trust, all voting rights were held by Mr. Bill E. Hooten as Trustee.

7. Does not include options to purchase 10,000 shares of the Company's common stock as described below in the discussion of Management's compensation.

Family relationships

None of the Directors, nominees or Officers of the Company are related (as first cousins or closer) by blood, marriage or adoption to any other Director, Nominee, or Officer.

Meetings of the Board

The  Board  does not hold regular meetings,  but does  hold  such
meetings   as  the business of the Company requires.  During  the
past year the Board held seven meetings. All members attended at least 90% of the meetings.

The Board has no nominating or compensation committees, but does have an Audit Committee consisting of Martin S. Orland, Jeffrey
S. Silverman and James A. Arias and a Stock Option Committee consisting of Marshall Blumenfeld, Martin Orland and Noel Zeller.

                     EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation earned or awarded to the Company's officers during the Company's last three completed fiscal years ended September 30, 1995, 1996 and 1997. No other executive officer of the Company received total salary and bonus compensation in excess of $100,000 for 1997.

Summary of Compensation Table

                                     Annual Compensation
 Name and Principal Position           Year      Salary    Other Compensation

  James A. Arias,                      1995        -0-          $ 60,903
     President, CEO, Chairman          1996    $  78,000             -0-
        of the Board(1)                1997    $  82,800        $ 14,300

  Bill E. Hooten, Executive            1995(4) $ 115,720        $  2,000
     Vice President(2)(3)              1996    $ 120,000             -0-
                                       1997    $ 120,000             -0-
  Melvin A. Hardison                   1995    $  69,589        $  3,733
     Secretary and Treasurer           1996    $  68,250        $  1,733
                                       1997    $  68,250        $  1,733
  Vincent DiGregory(5)                 1995          -0-             -0-
     President of Amity, Inc.          1996          -0-             -0-
                                       1997    $ 120,000        $ 10,491
  Bradley Smith(6)                     1995          -0-             -0-
                                       1996          -0-             -0-
                                       1997     $ 72,000             -0-
____________

(1) Since 1983 the Company has had an agreement to pay Financial Services Group, Inc., (Financial Services) an affiliate, for investment services provided by Mr. Arias as an employee of Financial Services. Effective October 1, 1995, the Company paid directly to Mr. Arias a management fee of $6,500 per month. This fee arrangement calls for the fee to be increased at the rate of 6% per annum as a cost of living adjustment. During fiscal 1996 the fee paid was $6,500 per month and during fiscal 1997 the fee paid was $6,900 per month. In addition, Mr. Arias is to be paid an allowable bonus equal to 10% of all pretax profits in excess of $400,000 during any year.

(2) All items of compensation paid to Mr. Hooten prior to March 1995, were paid by the Company's predecessor. Pursuant to Mr. Hooten's employment agreement, he receives an annual salary of $120,000 per year. See "Employment Agreements."

(3) Phyllis S. Hooten, the wife of Bill E. Hooten, is employed by the company as an interior designer. She has been paid $9,000 per year during the fiscal years ended 1995, 1996 and 1997. She was also furnished a car that is leased by the Company for $472 per month. None of this compensation paid or furnished to Mrs. Hooten is included in the totals of the compensation paid to Mr. Hooten.

(4) Compensation for fiscal year ended 1995 includes amounts paid to Mr. Hooten by the predecessor company prior to its acquisition by the Company.

(5) Mr. DiGregory was first employed by Amity, Inc., a Company subsidiary, on July 1, 1996. His base salary is $120,000 and he has an incentive bonus arrangement with Amity, Inc. which resulted in an additional compensation of $10,491.

(6) Mr. Smith was first employed by the Company on January 1, 1997.


Option Grants

During 1997  the   Company  granted certain of its  officers and
directors options under its  Key Employee Incentive Stock Option
Plan as follows:







              Option/SAR Grants in Last Fiscal Year
__________________________________________________________________________________________
                                                   Potential realizable
                                                      value at assumed     Alternative
                                                   annual rates of stock   to (f) and
                                                  price appreciation for   (g): grant
        Individual grants                              option term         date value
__________________________________________________   _____________     ___________________
(a)                       (b)             (c)           (d)      (e)      (f)(g)  (h)
                        Number of     Percent of total
                       securities      options/SARs
                       underlying      granted to     Exercise   Expiration * * Grant date
                       option/SARS     employees        price        date         value*

Melvin A. Hardison    5,000 shares       .1429          $3.30      3/20/02        $2,300
Arthur A. Schwartz    5,000 shares       .1429          $3.30      3/20/02        $2,300
Marshall  Blumenfeld  5,000 shares       .1429          $3.30      3/20/02        $2,300
Jeffrey S. Silverman  5,000 shares       .1429          $3.30      3/20/02        $2,300
Noel  Zeller          5,000 shares       .1429          $3.30      3/20/02        $2,300
Martin S. Orland      5,000 shares       .1429          $3.30      3/20/02        $2,300

________________________________________________________________
* Grant date present value computed under the Black-Scholes option-pricing model. Option exercise prices set at 120% of market price on date of grant.


On December 12, 1997, the Company granted selected employees options to purchase an aggregate of 80,000 shares under the Plan that are exerciseable until December 11, 2002 at a price of $3.45 per share.

Employment  Agreements

In March 1995, at the time of the Company's reorganization, Mr. Hooten and the Company entered into a five-year employment agreement pursuant to which Mr. Hooten serves as the Company's Executive Vice President. The Company pays Mr. Hooten an annual salary of $120,000 per year.

On March 14, 1995, the Company entered into a three-year employment agreement with Mr. Melvin A. Hardison, the Company's
Treasurer and Secretary, that provides he will be paid an annual salary of $68,250.

Certain Transactions

During the past two years the Company was a party to the following transactions in which certain officers and/or directors had a material interest:

In September, 1992, the predecessor company loaned Mr. Hooten, the Company's Executive Vice President and a Director, $160,000. The debt was unsecured and was to be repaid with interest at the rate of 6% per annum, upon maturity. On June 30, 1995, the Company's Board of Directors approved Mr. Hooten's offer to reconvey 6,000 shares of Series "B" Preferred Stock to the Company in exchange for a reduction of $60,000 of his personal debt to the Company. At the time of this reduction, Mr. Hooten executed a new note to the Company for $100,000, which interest was payable annually and principal is payable in $50,000 installments on June 30, 1996 and 1997, and bears interest at the annual rate of 6%. On June 30, 1996, the Company's Board of Directors approved Mr. Hooten's offer to reconvey 5,000 shares of Series "B" Preferred Stock to the Company in exchange for a reduction of $50,000 of his personal debt to the Company. On June 30, 1997, the Company accepted an additional 5,000 shares of Series "B" Preferred Stock in satisfaction of the $50,000 balance of the loan.

On   January   1,  1996,  upon  first  acquiring  an  independent
determination of the fairness or reasonableness, a lease was entered into with Mr. Hooten, an officer and director, to lease space for the operation of Hooten/Stahl. The lease expired on December 31, 1996, and is now continuing on a month-to-month basis with no change in terms or conditions. The Company currently pays an annual rental fee of $103,250. The rent charged is comparable to rents charged in Albuquerque by others for similar space.

On March 21, 1997, the Company granted to each of its non-officer directors and to Mr. Hardison, the Company's Secretary and Treasurer, an option under the Company Key Employee Incentive Stock Option Plan expiring five years from the date of the grant to purchase 5,000 shares of the Company's common stock at an exercise price of $3.30 per share. The grant was made at 120% over the market price of the Company's common stock on the date of the grant as reported by NASDAQ. None of the options may be exercised for one year from the date of the grant.

On December 12, 1997, the Company granted to each of its non-officer directors and to Mr. Hardison, the Company's Secretary and Treasurer, an option under the Company Key Employee Incentive Stock Option Plan expiring five years from the date of the grant to purchase 5,000 shares of the Company's common stock at an exercise price of $3.45 per share. The grant was made at 120% over the market price of the Company's common stock on the date of the grant as reported by NASDAQ. None of the options may be exercised for one year from the date of the grant.

Any future transactions with officers, directors or 5% beneficial shareholders of the Company's Common Stock will be on terms no less favorable to the Company or its affiliates than could be obtained from unaffiliated third parties and will be approved by a majority of the independent outside members of the Company's Board of Directors who do not have an interest in the transaction.

Compensation of Directors:

Directors are not currently paid a fee or other compensation for serving as Directors. However, the Company reimburses each Director for all out of pocket expenses incurred to attend
Directors .

             NO ADDITIONAL COMPENSATION ARRANGEMENTS

The Company has no retirement, pension, profit sharing or similar program for the benefit of its officers, directors or employees other than its Key Employee Stock Incentive Plan discussed above. There are currently plans to the establish a 401k plan for the benefit of the Company's employees.

                         DIVIDEND POLICY

The Company has not paid a dividend on its Common Stock for the last five years. It is the present policy of the Company not to pay cash dividends on the Common Stock. Any payment of cash dividends in the future on the Common Stock will be dependent upon the Company's financial condition, results of operations, current and anticipated cash requirements, plans for expansion, restrictions under debt obligations, if any, as well as other factors that the Board of Directors deems relevant



                        LEGAL PROCEEDINGS

The Company is subject to certain legal claims from time to time and is involved in litigation that has arisen in the ordinary course of its business. It is the Company's opinion that it either has adequate legal defenses to such claims or that any liability that might be incurred due to such claims will not, in the aggregate, exceed the limits of the Company's insurance policies or otherwise result in any material adverse effect on the Company's operations or financial position.

On April 11, 1997, the City of Albuquerque instituted condemnation proceedings related to a parcel of land upon which the registrant has a joint venture financing arrangement for development. This matter is more fully described in the Registrants 10-QSB filing of June 30, 1997. There has been continuing correspondence, verbally and written between the legal counsel for both parties in an effort to settle the matter, however, no settlement has been achieved and litigation may be necessary to determine the value of the property.

            INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Grant Thornton LLP, certified public accountants, has provided services to the Company during the past fiscal year, which included the examination of the Company's annual report to shareholders and annual report on Form 10-KSB. A representative of Grant Thornton LLP will be present at the Annual Meeting, will be available to respond to appropriate questions concerning the financial statements of the Company, and will have the opportunity to make a statement if the representative desires to do so.

             PROXY MATERIALS FOR NEXT ANNUAL MEETING

Shareholder proposals for consideration at the next Annual Meeting, which the Company expects to hold in March, 1999, must be received by the Company no later than August 30, 1998. In order for such proposals to be included, they must be legal and must comply with the Rules and Regulations of the Securities and Exchange Commission.

                         OTHER BUSINESS

The Board knows of no other business which is to be presented at the Annual Meeting. However, if other matters should properly come before the Annual Meeting, the persons named in the proxy will vote on those matters according to their judgment.

                              By Order of the Board of Directors


                              S/Melvin A. Hardison
                              __________________________________
                              Melvin A. Hardison, Secretary

Albuquerque New Mexico, January 19, 1998.

ON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO) TO ANY RECORD HOLDER OR BENEFICIAL OWNER OF THE COMPANY'S SHARES AS OF THE CLOSE OF BUSINESS ON JANUARY 15, 1998. ANY EXHIBIT TO THE ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED ON REQUEST UPON PAYMENT OF THE REASONABLE EXPENSES OF FURNISHING THE EXHIBITS. ANY SUCH WRITTEN REQUEST SHOULD BE ADDRESSED TO MELVIN A. HARDISON, SECRETARY, REALCO, INC., 1650 UNIVERSITY BOULEVARD, N.E., SUITE 5-100, ALBUQUERQUE, NEW MEXICO 87102.


PROXY

FOR THE ANNUAL MEETING OF SHAREHOLDERS OF REALCO, INC. to be held at 9.00 am, March 5, 1998 in the Surrey Room of the Warwick Hotel, 65 West 54th Street at Avenue of the Americas, New York, New York.

This Proxy is solicited by Management. Management recommends that you vote "yes" for the election of each Management Candidate.

THE UNDERSIGNED HEREBY APPOINTS AS PROXIES, James A. Arias and Bill E. Hooten, and each of them, each with the power to appoint his or her substitute, and hereby authorize them to represent and
to vote, as  disignated   below,   all of the stock of REALCO, INC.
owned of record by the undersigned on January 15, 1998 at the 1998 Annual Meeting of Shareholders to be held on March 5, 1998, and at any postponement(s) thereof, for the election of seven Directors and to vote upon any other matters which may properly come before the Meeting, subject to any directions in this proxy.

THIS PROXY REVOKES ALL PROXIES PREVIOUSLY GRANTED BY ME FOR ANY
PURPOSE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HERIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SEVEN PEOPLE WHO ARE MANAGEMENT'S NOMINEES TO THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTER BROUGHT BEFORE THE MEETING.

1. ELECTION OF DIRECTORS:

VOTE MY STOCK FOR THE FOLLOWING SEVEN NOMINEES:

(  ) JAMES A. ARIAS, BILL E. HOOTEN, ARTHUR A. SCHWARTZ,  MARSHALL
     BLUMENFELD,  JEFFREY S. SILVERMAN,   NOEL ZELLER   AND MARTIN
     S. ORLAND.

(  ) NO: WITHOLD AUTHORITY TO VOTE FOR ALL CANDIDATES LISTED ABOVE.

INSTRUCTIONS: IF YOU DO NOT WANT YOUR STOCK VOTED FOR ANY INDIVIDUAL LISTED ABOVE, LINE THROUGH THAT NOMINEES NAME.

2. OTHER MATTERS THAT MAY COME BEFORE THE MEETING:

IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE MEETING (OR ANY ADJORNMENTS OF THE MEETINGS) IN THEIR DESCRETION, THE PERSONS NAMED AS PROXIES OR THEIR SUBSTITUTES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS IN THEIR DISCRETION.

(  )GRANTED  (  )WITHHELD

SIGN BELOW AS YOUR NAME APPEARS ON THE LABEL. IF THERE IS NO LABEL, SIGN YOU NAME AS YOU NORMALLY SIGN YOUR NAME AND DATE YOUR PROXY.

________________________________________
SIGNATURE

DATE______________________,1998

________________________________________
SIGNATURE OF CO-OWNER (IF APPLICABLE)

DATE________________,1998

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE SIGN TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN THE PARTNERSHIP NAME BY AUTHORIZED PERSON. IF ANYONE OTHER THAN THE SHAREHOLDER(S) NAMED ON THE ABOVE LABEL IS SIGNING THIS PROXY, INDICATE THE CAPACITY IN WHICH YOU ARE SIGNING.

PLEASE MARK, SIGN DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. YOUR STOCK CANNOT BE VOTED UNLESS YOU VOTE IN PERSON AT THE ANNUAL MEETING OR YOU RETURN SIGNED AND DATED PROXY BY THE TIME OF VOTING AT THE ANNUAL MEETING.

REALCO, INC.
1650 UNIVERSITY BOULEVARD, N.E., SUITE 5-100
ALBUQUERQUE, NEW MEXICO 87102